UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007– November 30, 2008

Item 1: Reports to Shareholders

Vanguard Wellington™ Fund Annual Report

November 30, 2008

>

The Investor Shares of Vanguard Wellington Fund returned –25.59% for the 12 months ended November 30, 2008, as stock and bond markets came under severe pressure reflective of the deepening worldwide financial crisis. The Admiral Shares returned –25.52% for the period.

>	Although the fund’s return was clearly a disappointment, Wellington held up a bit better than both its composite index benchmark and its peer group.
>	The fund’s high-quality, broadly diversified fixed income portfolio provided some relief from the stock market’s turmoil.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Trustees Approve Advisory Agreement	32
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Wellington Fund
Investor Shares	VWELX	–25.59%
Admiral™ Shares[1]	VWENX	–25.52
Wellington Composite Index[2]		–28.00
Average Mixed-Asset Target Growth Fund[3]		–32.54

Your Fund’s Performance at a Glance
November 30, 2007–November 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$34.56	$23.79	$1.094	$1.424
Admiral Shares	59.71	41.10	1.950	2.460

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Weighted 65% Standard & Poor’s 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.

3 Derived from data provided by Lipper Inc.

Note: The Barclays Capital bond indexes were formerly known as Lehman Brothers indexes. The change followed Barclays’ acquisition of Lehman’s assets in September.

President’s Letter

Dear Shareholder:

As the U.S. stock and bond markets struggled with enormous challenges, Vanguard Wellington Fund delivered a disappointing return for the fiscal year ended November 30, 2008: –25.59% for Investor Shares and –25.52% for the lower-cost Admiral Shares. Nevertheless, the fund’s results outpaced the return of the composite index benchmark and the average return of fund peers.

Wellington’s poor showing was its worst fiscal-year performance since its 1937 return of –30.20%, a fact that underscores both the fund’s durability and the severity of this year’s market turmoil.

The fund’s yield rose during the fiscal year. As of November 30, yields were 4.35% for Investor Shares and 4.44% for Admiral Shares, up from 3.02% and 3.13%, respectively, a year earlier.

If you hold the Wellington Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 29.

Stock market weakness was sharp and broad-based

Stock markets worldwide, including the U.S. stock market, registered some of the worst 12-month performances in many years. Stocks were weak throughout the year, but declines accelerated in September as the financial crisis deepened and several large financial institutions collapsed, received government assistance, or were taken over by competitors. Market volatility spiked, and daily stock market swings of several percentage points became common.

The effects of the financial crisis, which originated in the fixed income markets, continued to hamper the broader economy. Unemployment increased, consumer confidence declined, and production levels fell. Shortly after the close of the fund’s fiscal year, the National Bureau of Economic Research (the body responsible for dating the nation’s business cycles) confirmed that the U.S. economy had been in recession since December 2007.

For the fund’s fiscal year, the broad U.S. stock market returned –38.84%. International stocks fared worse, returning –48.95%.

Amid economic uncertainty, bond investors preferred Treasuries

Credit markets remained unsettled throughout the 12-month period. Bond investors grew increasingly reluctant to lend to corporations and even creditworthy states and municipalities. Instead, investors preferred the liquidity and relative safety of U.S. Treasury securities. This tendency persisted throughout the year and intensified toward the close of the period, as demand for Treasuries drove their prices higher and yields lower.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–38.98%	–9.10%	–1.43%
Russell 2000 Index (Small-caps)	–37.46	–10.13	–1.65
Dow Jones Wilshire 5000 Index (Entire market)	–38.84	–8.96	–1.16
MSCI All Country World Index ex USA (International)	–48.95	–6.84	3.37

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	1.74%	4.56%	4.10%
Barclays Capital Municipal Bond Index	–3.61	1.66	2.58
Citigroup 3-Month Treasury Bill Index	2.07	3.86	3.11

CPI
Consumer Price Index	1.07%	2.44%	2.86%

At the end of November, the yield of the shortest-term Treasuries neared 0%, and the yield of the 10-year T-bill dipped below 3% for the first time in five decades, indicating a remarkable level of risk aversion for investors across the maturity spectrum.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. During the year, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

For the 12 months, the broad taxable bond market returned 1.74%; the tax-exempt bond market returned –3.61%.

Bond holdings helped most to limit the damage

Wellington’s equity portfolio, which typically accounts for roughly 65% of the fund’s assets, returned about –35% for the fiscal year. Among the weaker-performing sectors were financials, industrials, and energy––among the stock portfolio’s largest exposures.

Dismal performances from investment and commercial banks weighed down the fund’s financial holdings as the credit crisis deepened in the fourth fiscal quarter. The deteriorating energy sector, particularly oil companies, was also a drag on the fund’s return. Industrials struggled as corporate budgets tightened and business expansion slowed.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
	Investor	Admiral	Target
	Shares	Shares	Growth Fund
Wellington Fund	0.27%	0.16%	1.13%

1 The fund expense ratios shown are from the prospectus dated March 24, 2008. For the fiscal year ended November 30, 2008, the fund’s expense ratios were 0.29% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

The health care sector was another area of weakness as management, pharmaceutical, and biotechnology company stocks declined in the broad market’s downdraft.

In the past year’s unsettled stock market, “success” was more about minimizing losses than maximizing gains. By this standard, Wellington enjoyed some success in the information technology sector, as the fund’s holdings held up better than those in the broader IT industry. Similar relative successes in a few other sectors helped Wellington’s stock portfolio finish about 3 percentage points ahead of the return of its equity benchmark, the Standard & Poor’s 500 Index.

Wellington’s fixed income portfolio, representing roughly 35% of fund assets, on average, returned about –8% for the 12-month period—a surprisingly weak performance for a fixed income portfolio and one that trailed the return registered by the portfolio’s comparative standard, the Barclays Capital U.S. Credit A or Better Index, which returned about –6%.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report, which begins on page 7.

Managing risk and costs has aided relative performance

While offering investors the time-tested risk-control benefits of balance and diversification, Wellington Fund’s allocation of roughly 65% stocks/35% bonds has

Total Returns
Ten Years Ended November 30, 2008
Average
Annual Return
Wellington Fund Investor Shares	4.10%
Wellington Composite Index	1.04
Average Mixed-Asset Target Growth Fund[1]	0.77

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

produced very competitive returns over time. A hypothetical initial investment of $10,000 made in the fund ten years ago would have grown to $14,949 as of November 30, handily surpassing the $10,794 ending balance for its average peer fund and the $11,089 result for the unmanaged Wellington Composite Index.

The fund’s 4.10% average annual return for the ten-year period also surpassed the –0.93% average annual return of the all-stock S&P 500 Index for the same period.

The experience of the fund’s advisor, Wellington Management Company, LLP, in selecting reasonably valued stocks and investment-grade bonds has served shareholders extremely well. The fund’s low costs have also helped it to maintain a significant advantage over its peers by passing more of the fund’s returns along to investors.

A fund that keeps its balance in bad times and good

Founded nearly 80 years ago, and now the nation’s oldest balanced mutual fund, Vanguard Wellington Fund has long exemplified the benefits of a balanced investment program. The fund has endured just about every conceivable investment environment. Despite its disappointing return for the year, we’re confident that the fund will remain an excellent long-term investment vehicle by adhering to its principles and mission.

These principles, in fact, are the cornerstone of Vanguard’s counsel to all investors, whether they invest in a single balanced fund such as Wellington or a mix of stock, bond, and money market funds: balance among and diversification within asset classes, a commitment to keeping costs low, and a long-term perspective.

Applying these principles to an investment program tailored to your unique goals and circumstances can put you in an excellent position to benefit when the financial markets change course once again. For many investors, Wellington Fund is a simple and effective way to implement these principles.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

December 10, 2008

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned –25.59% for the fiscal year ended November 30, 2008. This performance was frustrating, although it exceeded both the –32.54% return of the Average Mixed-Asset Target Growth Fund and the –28.00% return of the Wellington Composite Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The investment environment

Stocks declined about 38%, as measured by the S&P 500 Index, for the 12-month period ended November 30, 2008. Worldwide recession fears and a U.S. financial market shock of historic proportions resulted in an unprecedented period for equities across the globe. Amid a significant deterioration in both credit market conditions and investor confidence, forced deleveraging by financial institutions triggered bank failures and mergers that reshaped the global financial map. Impaired access to capital spilled over into the real economy while reduced expectations for global growth forced energy and commodity prices sharply lower. Further action by the U.S. Federal Reserve Board and the U.S. Treasury Department led to a strong rally toward the end of November; however, this was not enough to overcome several weeks of selling pressure that resulted in new lows for the year.

In the fixed income markets, the broad contraction of credit availability and the financial stability of banks and dealers remained at the top of investors’ list of concerns. In response, the U.S. Federal

Reserve created special-purpose vehicles and programs to purchase unsecured commercial paper and money market instruments. Governments in the United Kingdom, continental Europe, and the United States provided capital injections to some key financial institutions affected by the crisis, and a group of central banks all cut rates in a coordinated effort in early October to try to avert a global recession. Corporate bonds underperformed comparable U.S. Treasury securities during the period, while collapsing consumer confidence weighed heavily on securitized markets, hurting results of fixed-rate agency mortgages and commercial mortgage-backed securities.

Our successes

Overall stock selection and allocation contributed to our equity performance. Select holdings in the information technology, consumer discretionary, telecommunication services, financials, and energy sectors added to results, as did our overweighted stance in the energy sector and underweighted positions in the financials and information technology sectors. Top absolute contributors during the period included retailer Wal-Mart Stores, materials holdings Rohm & Haas and BHP Billiton, and insurers Travelers Companies and MetLife. Despite the economic slowdown, Wal-Mart shares benefited from tight cost controls and reduced inventory levels. Rohm & Haas shares benefited from the company’s takeover by Dow Chemical.

Within the fixed income portion of the fund, exposure to some of the more defensive sectors, such as electric utilities, and our allocation to government agency pass-through mortgage-backed securities, coupled with meaningfully underweighted positions to banks and brokerage firms supported the fund’s relative returns versus the benchmark for the period.

The need to maintain adequate liquidity came to the forefront during the last few months of the fiscal year and this affected relative fixed income returns. Meeting the need to rebalance the Fund as equity markets fell forced us to sell many of our liquid, high-quality positions during this period. We were pleased that we had built up ample liquidity for this extraordinary period.

Our shortfalls

Security selection within the consumer staples, industrials, and utilities sectors modestly detracted from results. Absolute detractors for the period included UBS, Bank of America, Deere & Co., and General Electric. UBS shares declined after the company expanded its disclosure of subprime assets and loan losses from the company’s investment banking business. We continue to hold the stock, based on the company’s progress in cutting costs, reducing risk, and deleveraging its balance sheet. Bank of America shares fell after the bank acquired Countrywide Financial and Merrill Lynch amid the financial turmoil. Following economic weakness, Deere & Co. shares underperformed as prices declined in the agriculture industry. GE shares plunged after the company’s

CEO unexpectedly cut the annual profit forecast and quarterly earnings fell for the first time in five years as a result of the credit market crisis.

Within fixed income, our allocation to the real estate investment trusts and commercial mortgage-backed sectors underperformed during the period as signs of economic weakness weighed on the commercial property market. Our allocation to the insurance sector also hurt results. Foreign agencies, sovereigns, and supranationals benefited as non-U.S. central banks took further action to soften the landing as the global slowdown intensified. Our limited exposure to these sectors hindered results.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of firms whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

We remain focused on identifying industries in which the outlook for supply/demand balance is favorable. In financials, balance sheet exposures are finally being played out. Supply is tight, but demand is low. We have made several changes to our financials holdings and the fund is modestly overweighted in this sector. Within energy, we remain positive on natural gas and oil despite their mixed performance during the fiscal year. At the end of the period, the fund was overweighted in the energy, utilities, and telecommunication services sectors, and underweighted in the information technology and the consumer discretionary and consumer staples sectors.

It is the policy of the fund to maintain a 60%–70% allocation to equities. We therefore cannot fully allocate the fund’s assets away from equities in periods of market decline; however, the fund will be well positioned to benefit when the markets recover. As is our practice when markets decline, we added to equities and ended the period at an allocation of 62%, keeping us in the range.

As the markets stabilized, we began rebuilding our liquid positions in agency mortgage-backed securities, agency bonds, and (after the close of the fiscal year) the new FDIC-backed bonds. We are convinced that the government, through the Treasury and the Federal Reserve, will act appropriately to resuscitate the financial system and the economy and that these bond market sectors should perform very well amid the efforts to revitalize the residential housing market. Within corporate bonds, we continue to like defensive holdings such as utilities, telecommunications companies, and cable companies.

Edward P. Bousa, CFA, Senior Vice President and Equity Manager

John C. Keogh, Senior Vice President and Fixed Income Manager

Wellington Management Company, LLP

December 10, 2008

Equity Portfolio Changes
Year Ended November 30, 2008

Additions	Comments
Marathon Oil	The stock price of this large North American exploration and production company fell sharply to an attractive value, providing an opportunity to add this holding to the portfolio. We are optimistic about new discoveries.
Siemens	We added a new position, based on valuation and our expectations that the company’s restructuring plans should boost margins and drive earnings growth.
BP	We added a new position, based on higher cash-flow yield and earnings upside potential from U.S. natural gas prices and
improved refining execution.

Reductions	Comments
Royal Dutch Shell	We eliminated our holdings after shares surged on strong
profit growth.
McDonald’s	We reduced our position in this long-term holding as the stock reached a new high.
ConocoPhillips	We reduced our position, based on valuation, as the company has performed strongly over the past few years.

Wellington Fund

Fund Profile

As of November 30, 2008

Total Fund Characteristics

Yield[1]
Investor Shares	4.35%
Admiral Shares	4.44%
Turnover Rate	30%
Expense Ratio (11/30/2007)[2]
Investor Shares	0.27%
Admiral Shares	0.16%
Short-Term Reserves	2.6%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	5.8%	8.0%	8.6%
Consumer Staples	10.4	13.1	11.4
Energy	17.6	14.3	13.3
Financials	14.1	13.4	15.5
Health Care	13.5	14.0	13.7
Industrials	12.3	11.0	11.1
Information Technology	10.4	15.1	15.2
Materials	4.4	3.0	3.3
Telecommunication
Services	5.7	3.8	3.4
Utilities	5.8	4.3	4.5

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.97	0.92
Beta	0.95	0.63

Ten Largest Stocks[7] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	4.5%
Chevron Corp.	integrated oil
	and gas	3.5
ExxonMobil Corp.	integrated oil
	and gas	3.1
International Business
Machines Corp.	computer hardware	2.5
Total SA ADR	integrated oil
	and gas	2.4
General Electric Co.	industrial
	conglomerates	2.3
Eli Lilly & Co.	pharmaceuticals	1.9
Wal-Mart Stores, Inc.	hypermarkets
	and supercenters	1.7
Exelon Corp.	electric utilities	1.7
Ace Ltd.	property and
	casualty insurance	1.6
Top Ten		25.2%
Top Ten as % of Total Net Assets		15.5%

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.

2 The expense ratios shown are from the prospectus dated March 24, 2008. For the fiscal year ended November 30, 2008, the expense ratios were 0.29% for Investor Shares and 0.18% for Admiral Shares.

3 S&P 500 Index.

4 Dow Jones Wilshire 5000 Index.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 Wellington Composite Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index.

7 The holdings listed exclude any temporary cash investments and equity index products.

Wellington Fund

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	109	500	4,616
Median Market Cap	$38.8B	$41.3B	$26.4B
Price/Earnings Ratio	9.8x	11.0x	11.5x
Price/Book Ratio	1.6x	1.8x	1.7x
Dividend Yield	3.6%	3.0%	2.8%
Return on Equity	22.0%	22.1%	20.9%
Earnings Growth Rate	17.0%	17.6%	17.3%
Foreign Holdings	13.0%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	461	2,034	9,256
Yield to Maturity	7.8%[5]	6.9%	5.0%
Average Coupon	5.8%	5.7%	5.3%
Average Effective
Maturity	9.5 years	9.0 years	6.1 years
Average Quality[6]	A1	Aa3	Aa1
Average Duration	5.7 years	5.6 years	4.1 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.2%
Finance	39.1
Foreign	5.0
Government Mortgage-Backed	2.2
Industrial	36.3
Treasury/Agency	1.3
Utilities	9.6
Other	3.3

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	12.6%
Aa	28.4
A	45.6
Baa	11.9
Ba	0.0
B	0.0
Other	1.5

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Barclays Capital U.S. Credit A or Better Index.

4 Barclays Capital U.S. Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

See the glossary of investment terms.

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellington Fund Investor Shares[1]	–25.59%	3.01%	4.10%	$14,949
Dow Jones Wilshire 5000 Index	–38.84	–1.16	–0.19	9,807
S&P 500 Index	–38.09	–1.39	–0.93	9,105
Wellington Composite Index[2]	–28.00	–0.01	1.04	11,089
Average Mixed-Asset Target Growth Fund[3]	–32.54	–0.88	0.77	10,794

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Wellington Fund Admiral Shares	–25.52%	3.14%	3.15%	$126,372
Dow Jones Wilshire 5000 Index	–38.84	–1.16	–1.65	88,231
S&P 500 Index	–38.09	–1.39	–2.54	82,341
Wellington Composite Index[2]	–28.00	–0.01	0.20	101,489

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index thereafter.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 1998–November 30, 2008

	Wellington Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–0.5%	4.1%	3.6%	11.0%
2000	2.6	4.3	6.9	–0.1
2001	3.8	3.8	7.6	–3.4
2002	–7.4	3.1	–4.3	–8.1
2003	9.6	3.3	12.9	12.7
2004	10.3	3.1	13.4	9.9
2005	5.7	3.2	8.9	6.4
2006	11.2	3.5	14.7	11.3
2007	6.8	3.3	10.1	6.6
2008	–28.2	2.6	–25.6	–28.0

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	7/1/1929	–13.79%	7.09%	2.94%	3.50%	6.44%
Admiral Shares	5/14/2001	–13.69	7.23	1.93[3]	3.42[3]	5.35[3]

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Index thereafter.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of November 30, 2008

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	19,499,300	338,118	0.9%
Staples, Inc.	12,817,800	222,517	0.6%
The Walt Disney Co.	9,634,700	216,973	0.6%
† Consumer Discretionary—Other		554,608	1.5%
		1,332,216	3.6%
Consumer Staples
Wal-Mart Stores, Inc.	6,855,600	383,091	1.0%
Nestle SA ADR	9,105,000	329,601	0.9%
The Procter & Gamble Co.	4,659,875	299,863	0.8%
Kimberly-Clark Corp.	4,687,600	270,896	0.7%
PepsiCo, Inc.	4,606,400	261,183	0.7%
† Consumer Staples—Other		849,702	2.3%
		2,394,336	6.4%
Energy
Chevron Corp.	10,110,200	798,807	2.2%
ExxonMobil Corp.	8,869,300	710,875	1.9%
Total SA ADR	10,724,500	565,717	1.5%
EnCana Corp. (New York Shares)	6,990,304	327,216	0.9%
XTO Energy, Inc.	8,187,500	313,090	0.9%
BP PLC ADR	5,502,400	267,912	0.7%
Anadarko Petroleum Corp.	6,310,400	259,042	0.7%
Schlumberger Ltd.	4,963,700	251,858	0.7%
Marathon Oil Corp.	9,104,500	238,356	0.6%
† Energy—Other		364,481	0.9%
		4,097,354	11.0%
Financials
Ace Ltd.	6,994,100	365,442	1.0%
Bank of America Corp.	20,376,449	331,117	0.9%
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,193,772	298,118	0.8%
State Street Corp.	6,801,527	286,412	0.8%
Wells Fargo & Co.	9,546,400	275,796	0.8%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
JPMorgan Chase & Co.	8,700,976	275,473	0.7%
MetLife, Inc.	8,092,500	232,740	0.6%
The Goldman Sachs Group, Inc.	1,499,900	118,477	0.3%
† Financials—Other		1,085,986	2.9%
		3,269,561	8.8%
Health Care
Eli Lilly & Co.	13,116,000	447,912	1.2%
Wyeth	9,107,200	327,950	0.9%
Medtronic, Inc.	10,630,500	324,443	0.9%
Schering-Plough Corp.	18,688,700	314,157	0.8%
Abbott Laboratories	5,801,000	303,914	0.8%
Bristol-Myers Squibb Co.	14,225,200	294,462	0.8%
AstraZeneca Group PLC ADR	6,032,900	227,621	0.6%
Teva Pharmaceutical Industries Ltd. Sponsored ADR	5,175,800	223,336	0.6%
Merck & Co., Inc.	8,138,200	217,453	0.6%
† Health Care—Other		438,063	1.2%
		3,119,311	8.4%
Industrials
General Electric Co.	31,611,100	542,763	1.5%
Deere & Co.	8,394,400	292,209	0.8%
Lockheed Martin Corp.	3,442,700	265,467	0.7%
Waste Management, Inc.	8,435,300	246,311	0.7%
FedEx Corp.	3,474,000	245,438	0.7%
† Industrials—Other		1,243,563	3.2%
		2,835,751	7.6%
Information Technology
International Business Machines Corp.	7,012,100	572,187	1.5%
Accenture Ltd.	8,238,800	255,238	0.7%
Microsoft Corp.	12,302,600	248,759	0.7%
Automatic Data Processing, Inc.	5,970,400	245,145	0.7%
† Information Technology—Other		1,083,962	2.9%
		2,405,291	6.5%

† Materials		1,026,076	2.8%

Telecommunication Services
AT&T Inc.	36,145,085	1,032,304	2.8%
Verizon Communications Inc.	8,469,600	276,532	0.7%
		1,308,836	3.5%
Utilities
Exelon Corp.	6,790,800	381,711	1.0%
FPL Group, Inc.	6,124,800	298,645	0.8%
Dominion Resources, Inc.	7,725,200	284,442	0.8%
PG&E Corp.	6,026,400	229,244	0.6%
† Utilities—Other		148,190	0.4%
		1,342,232	3.6%
Total Common Stocks (Cost $25,522,648)		23,130,964	62.2%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
† U.S. Government Securities					169,331	0.4%
Conventional Mortgage-Backed Securities
[1,2]	Federal National Mortgage Assn.	5.500%	12/1/38	275,000	279,768	0.8%
†	Conventional Mortgage-Backed Securities—Other				12,421	0.0%
					292,189	0.8%
Total U.S. Government and Agency Obligations (Cost $452,589)					461,520	1.2%
Corporate Bonds
†	Asset-Backed/Commercial Mortgage-Backed Securities				414,456	1.1%

Finance
	Banking
[1]	Bank of America Corp.	4.375%–8.000%	12/1/10–12/29/49	231,796	187,837	0.6%
	Bank One Corp.	7.875%	8/1/10	40,000	40,428	0.1%
[1]	JPMorgan Chase & Co.	5.125%–7.900%	2/1/11–12/29/49	204,636	184,911	0.5%
	Wells Fargo & Co.	4.950%–6.375%	8/1/11–9/15/16	115,000	112,714	0.2%
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,117	0.0%
[1]	Wells Fargo Capital XIII	7.700%	12/29/49	50,000	41,375	0.1%
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,273	0.1%
†	Banking—Other				1,635,972	4.4%
	Brokerage
	Goldman Sachs Group, Inc.	5.000%–6.750%	1/15/11–10/1/37	352,995	278,607	0.8%
†	Brokerage—Other				405,860	1.1%
	Finance Companies
	Countrywide Home Loan	5.625%	7/15/09	20,000	19,575	0.1%
	General Electric
	Capital Corp.	5.250%–8.125%	2/22/11–8/7/37	282,200	270,668	0.7%
†	Finance Companies—Other				491,928	1.3%
†	Insurance				1,273,502	3.4%
†	Real Estate Investment Trusts				179,925	0.5%
					5,148,692	13.9%
Industrial
†	Basic Industry				278,828	0.7%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	25,000	24,011	0.1%
	General Electric Co.	5.250%	12/6/17	41,685	38,395	0.1%
	John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	77,518	0.2%
†	Capital Goods—Other				448,440	1.2%
	Communications
	AT&T Inc.	5.100%–6.800%	9/15/14–9/1/37	188,255	160,973	0.5%
	BellSouth Corp.	4.200%–6.550%	9/15/09–11/15/34	98,220	86,686	0.3%
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	27,600	18,958	0.1%
	Chesapeake & Potomac
	Telephone Co.	7.150%	5/1/23	10,000	8,351	0.0%
	Comcast Corp.	5.700%	5/15/18	48,500	40,442	0.1%
	Verizon
	Communications Corp.	4.350%–6.900%	2/15/13–4/15/38	75,240	66,006	0.2%
	Verizon Global Funding Corp.	4.375%–7.750%	6/15/12–9/15/35	135,935	114,035	0.2%
†	Communications—Other				279,728	0.7%
	Consumer Cyclicals
	Wal-Mart Stores, Inc.	4.125%–5.250%	2/15/11–9/1/35	58,000	55,935	0.1%
†	Consumer Cyclicals—Other				750,046	2.1%
	Consumer Noncyclicals
	Eli Lilly & Co.	6.000%	3/15/12	45,000	47,906	0.1%
†	Consumer Noncyclicals—Other				1,421,517	3.8%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
†	Energy				177,262	0.5%
†	Other Industrial				64,108	0.2%
	Technology
	IBM International Group Capital	5.050%	10/22/12	50,000	50,026	0.1%
	International Business
	Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	49,943	0.2%
†	Technology—Other				251,358	0.6%
†	Transportation				259,518	0.7%
					4,769,990	12.8%
Utilities
	Electric
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	21,237	0.1%
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	45,895	0.1%
	Florida Power & Light Co.	4.950%–5.950%	11/1/17–2/1/38	114,050	107,369	0.2%
	PECO Energy Co.	5.350%	3/1/18	20,545	18,495	0.1%
†	Electric—Other				892,746	2.4%
†	Natural Gas				140,343	0.4%
†	Other Utility				34,058	0.1%
					1,260,143	3.4%
Total Corporate Bonds (Cost $13,278,716)					11,593,281	31.2%
† Sovereign Bonds (U.S. Dollar-Denominated) (Cost $646,842)					655,964	1.8%
† Taxable Municipal Bonds (Cost $457,078)					430,869	1.2%
Temporary Cash Investments

				Shares
Money Market Fund
[3,4]	Vanguard Market Liquidity Fund	2.116%		15,406,200	15,406	0.0%

				Face
				Amount
				($000)
Repurchase Agreements
	Banc of America Securities, LLC
	(Dated 11/28/08, Repurchase
	Value $721,316,000, collateralized
	by Government National Mortgage
	Assn. 5.500%, 10/15/38)	0.270%	12/1/08	721,300	721,300	2.0%
	BNP Paribas Securities Corp.
	(Dated 11/28/08, Repurchase
	Value $235,205,000, collateralized
	by Federal Home Loan
	Mortgage Corp. 6.000%, 8/1/38,
	Federal National Mortgage
	Assn. 5.500%, 3/1/37–5/1/38)	0.280%	12/1/08	235,200	235,200	0.6%
					956,500	2.6%
Total Temporary Cash Investments (Cost $971,906)					971,906	2.6%
[5]Total Investments (Cost $41,329,779)					37,244,504	100.2%
Other Assets and Liabilities
Other Assets					381,689	1.0%
Liabilities[4]					(444,734)	(1.2)%
					(63,045)	(0.2)%
Net Assets					37,181,459	100.0%

Wellington Fund

At November 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	41,631,829
Undistributed Net Investment Income	219,849
Accumulated Net Realized Losses	(584,022)
Unrealized Appreciation (Depreciation)
Investment Securities	(4,085,275)
Swap Contracts	(1,133)
Foreign Currencies	211
Net Assets	37,181,459

Investor Shares—Net Assets
Applicable to 945,041,745 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,485,721
Net Asset Value Per Share—Investor Shares	$23.79

Admiral Shares—Net Assets
Applicable to 357,553,154 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,695,738
Net Asset Value Per Share—Admiral Shares	$41.10

•	See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $15,406,000 of collateral received for securities on loan. (Market value of securities on loan is $13,814,000.)

5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities was $1,477,858,000, representing 4.0% of net assets.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Dividends[1]	813,019
Interest	938,139
Security Lending	8,923
Total Income	1,760,081
Expenses
Investment Advisory Fees—Note B
Basic Fee	27,785
Performance Adjustment	6,364
The Vanguard Group—Note C
Management and Administrative—Investor Shares	55,153
Management and Administrative—Admiral Shares	15,717
Marketing and Distribution—Investor Shares	6,640
Marketing and Distribution—Admiral Shares	4,005
Custodian Fees	513
Auditing Fees	33
Shareholders’ Reports—Investor Shares	638
Shareholders’ Reports—Admiral Shares	78
Trustees’ Fees and Expenses	70
Total Expenses	116,996
Expenses Paid Indirectly	(816)
Net Expenses	116,180
Net Investment Income	1,643,901
Realized Net Gain (Loss)
Investment Securities Sold	(599,567)
Futures Contracts	12,331
Swap Contracts	(34)
Foreign Currencies	(1,260)
Realized Net Gain (Loss)	(588,530)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(14,217,102)
Swap Contracts	(1,133)
Foreign Currencies	(401)
Change in Unrealized Appreciation (Depreciation)	(14,218,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,163,265)

1 Dividends are net of foreign withholding taxes of $22,549,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,643,901	1,541,427
Realized Net Gain (Loss)	(588,530)	2,212,456
Change in Unrealized Appreciation (Depreciation)	(14,218,636)	890,113
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,163,265)	4,643,996
Distributions
Net Investment Income
Investor Shares	(1,033,168)	(925,794)
Admiral Shares	(682,485)	(551,301)
Realized Capital Gain[1]
Investor Shares	(1,290,892)	(1,219,716)
Admiral Shares	(799,806)	(660,286)
Total Distributions	(3,806,351)	(3,357,097)
Capital Share Transactions
Investor Shares	1,340,936	1,339,575
Admiral Shares	2,035,690	2,978,921
Net Increase (Decrease) from Capital Share Transactions	3,376,626	4,318,496
Total Increase (Decrease)	(13,592,990)	5,605,395
Net Assets
Beginning of Period	50,774,449	45,169,054
End of Period[2]	37,181,459	50,774,449

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $174,714,000 and $179,815,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $219,849,000 and $292,895,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$34.56	$33.76	$31.34	$30.54	$27.69
Investment Operations
Net Investment Income	1.037	1.059	.982	.886	.865
Net Realized and Unrealized Gain (Loss)
on Investments	(9.289)	2.172	3.392	1.718	2.800
Total from Investment Operations	(8.252)	3.231	4.374	2.604	3.665
Distributions
Dividends from Net Investment Income	(1.094)	(1.030)	(.980)	(.895)	(.815)
Distributions from Realized Capital Gains	(1.424)	(1.401)	(.974)	(.909)	—
Total Distributions	(2.518)	(2.431)	(1.954)	(1.804)	(.815)
Net Asset Value, End of Period	$23.79	$34.56	$33.76	$31.34	$30.54

Total Return[1]	–25.59%	10.09%	14.69%	8.86%	13.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,486	$31,451	$29,318	$26,074	$27,503
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.27%	0.30%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	3.44%	3.14%	3.10%	2.93%	2.99%
Portfolio Turnover Rate	30%	23%	25%	24%	24%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$59.71	$58.32	$54.15	$52.76	$47.84
Investment Operations
Net Investment Income	1.848	1.894	1.768	1.610	1.561
Net Realized and Unrealized Gain (Loss)
on Investments	(16.048)	3.762	5.849	2.970	4.831
Total from Investment Operations	(14.200)	5.656	7.617	4.580	6.392
Distributions
Dividends from Net Investment Income	(1.950)	(1.847)	(1.765)	(1.620)	(1.472)
Distributions from Realized Capital Gains	(2.460)	(2.419)	(1.682)	(1.570)	—
Total Distributions	(4.410)	(4.266)	(3.447)	(3.190)	(1.472)
Net Asset Value, End of Period	$41.10	$59.71	$58.32	$54.15	$52.76

Total Return	–25.52%	10.23%	14.82%	9.02%	13.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,696	$19,323	$15,851	$12,503	$5,392
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.16%	0.17%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.55%	3.25%	3.23%	3.09%	3.13%
Portfolio Turnover Rate	30%	23%	25%	24%	24%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss). A primary risk for swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

5. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Wellington Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Index (formerly Lehman Brothers U.S. Credit A or Better Bond Index). For the year ended November 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.06% of the fund’s average net assets before an increase of $6,364,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $3,959,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.96% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $672,000 and custodian fees by $144,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2008, the fund realized net foreign currency losses of $1,260,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Wellington Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $34,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at November 30, 2008, the fund had $303,528,000 of ordinary income available for distribution. The fund had available realized losses of $585,859,000 to offset future net capital gains through November 30, 2016.

At November 30, 2008, the cost of investment securities for tax purposes was $41,331,156,000. Net unrealized depreciation of investment securities for tax purposes was $4,086,652,000, consisting of unrealized gains of $3,273,049,000 on securities that had risen in value since their purchase and $7,359,701,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2008, the fund had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional	Periodic	Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	Paid	($000)
Credit Protection Purchased
XL Capital Ltd.	3/20/12	GS	19,230	5.000%	(772)
XL Capital Ltd.	3/20/12	GS	11,945	5.000%	(361)
					(1,133)

The fund also made initial premium payments totaling $5,492,000 in connection with the swap contracts.

F. During the year ended November 30, 2008, the fund purchased $13,610,300,000 of investment securities and sold $11,876,066,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,226,159,000 and $2,121,500,000, respectively.

1 GS—Goldman Sachs Capital Markets.

Wellington Fund

G. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	4,384,153	144,706	4,397,668	131,141
Issued in Lieu of Cash Distributions	2,262,448	71,317	2,085,425	63,552
Redeemed	(5,305,665)	(180,912)	(5,143,518)	(153,255)
Net Increase (Decrease)—Investor Shares	1,340,936	35,111	1,339,575	41,438
Admiral Shares
Issued	3,429,156	65,145	3,762,459	64,899
Issued in Lieu of Cash Distributions	1,378,226	25,180	1,125,382	19,841
Redeemed	(2,771,692)	(56,390)	(1,908,920)	(32,927)
Net Increase (Decrease)—Admiral Shares	2,035,690	33,935	2,978,921	51,813

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund's investments as of November 30, 2008, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	22,122,215	—
Level 2—Other significant observable inputs	15,122,289	(1,133)
Level 3—Significant unobservable inputs	—	—
Total	37,244,504	(1,133)

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets--investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodians, brokers, and by agreement for the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2009

Special 2008 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,918,429,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $830,751,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 10.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares[1]
Periods Ended November 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–25.59%	3.01%	4.10%
Returns After Taxes on Distributions	–26.78	1.73	2.30
Returns After Taxes on Distributions and Sale of Fund Shares	–15.35	2.40	2.80

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2008	11/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$752.05	$1.36
Admiral Shares	1,000.00	752.53	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.57
Admiral Shares	1,000.00	1,024.07	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellington Fund has renewed the investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most-respected institutional managers. The firm has advised the Wellington Fund since its inception in 1929.

The two senior portfolio managers for the fund, Edward P. Bousa and John C. Keogh, each have over two decades of industry experience and are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen a significant growth in assets in the past decade.

The board concluded that Wellington Management has provided high-quality advisory services for the Wellington Fund and has demonstrated strong organizational depth and stability over both the short and long term. In addition, the board concluded that the asset-based advisory fee schedule should be adjusted to reflect the fair-market value of Wellington Management’s services, to support the firm’s ability to continue to attract and recruit top investment talent, and to enhance its organizational depth and stability. The new schedule is expected to impact the fund’s expense ratio by less than 0.01%.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted the approval of the new advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the performance results have been excellent. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio, after the adjustment, is far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate is also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman,
John J. Brennan[1]	President, and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); Board Member of the American
the Board. Principal Occupation(s) During the Past Five	Chemistry Council; Director of Tyco International, Ltd.
Years: Chairman of the Board and Director/Trustee of	(diversified manufacturing and services), since 2005.
The Vanguard Group, Inc., and of each of the investment
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group	Amy Gutmann
and of each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1996–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
the School of Arts and Sciences, Annenberg School for
Independent Trustees	Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
(2001–2004) and Laurance S. Rockefeller Professor of
Charles D. Ellis	Politics and the University Center for Human Values
Born 1937. Trustee Since January 2001. Principal	(1990–2004), Princeton University; Director of Carnegie
Occupation(s) During the Past Five Years: Applecore	Corporation of New York since 2005 and of Schuylkill
Partners (pro bono ventures in education); Senior	River Development Corporation and Greater Philadelphia
Advisor to Greenwich Associates (international business	Chamber of Commerce since 2004; Trustee of the
strategy consulting); Successor Trustee of Yale University;	National Constitution Center since 2007.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.	JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Emerson U. Fullwood	Corporate Vice President, Chief Global Diversity Officer,
Born 1948. Trustee Since January 2008. Principal	and Member of the Executive Committee of Johnson &
Occupation(s) During the Past Five Years: Retired	Johnson (pharmaceuticals/consumer products); Vice
Executive Chief Staff and Marketing Officer for	President and Chief Information Officer (1997–2005)
North America and Corporate Vice President of	of Johnson & Johnson; Director of the University
Xerox Corporation (photocopiers and printers);	Medical Center at Princeton and Women’s Research
Director of SPX Corporation (multi-industry	and Education Institute.
manufacturing), of the United Way of Rochester,
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	James M. Norris
	Mortimer J. Buckley	Ralph K. Packard
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter
Michael S. Miller

Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September	Founder
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies	John C. Bogle
served by The Vanguard Group since 2008; Treasurer	Chairman and Chief Executive Officer, 1974–1996
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.
Standard & Poor’s® and S&P 500® are trademarks of
The McGraw-Hill Companies, Inc., and have been
licensed for use by The Vanguard Group, Inc. Vanguard
mutual funds are not sponsored, endorsed, sold, or
promoted by Standard & Poor’s, and Standard & Poor’s
makes no representation regarding the advisability of
investing in the funds.	© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012009

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2008

		Market
		Value
	Shares	($000)

Common Stocks (62.2%)
Consumer Discretionary (3.6%)
Comcast Corp. Class A	19,499,300	338,118
Staples, Inc.	12,817,800	222,517
The Walt Disney Co.	9,634,700	216,973
Honda Motor Co., Ltd ADR	8,222,500	181,553
* Viacom Inc. Class B	8,786,700	139,884
Time Warner, Inc.	14,687,800	132,925
Home Depot, Inc.	2,959,600	68,396
*,^ Ford Motor Co.	11,840,160	31,850
		1,332,216
Consumer Staples (6.4%)
Wal-Mart Stores, Inc.	6,855,600	383,091
Nestle SA ADR	9,105,000	329,601
The Procter & Gamble Co.	4,659,875	299,863
Kimberly-Clark Corp.	4,687,600	270,896
PepsiCo, Inc.	4,606,400	261,183
The Coca-Cola Co.	4,476,100	209,795
SABMiller PLC	10,852,532	176,064
Altria Group, Inc.	10,797,200	173,619
Walgreen Co.	4,689,300	116,013
Sysco Corp.	3,817,000	89,509
Unilever NV ADR	2,753,500	64,349
SABMiller PLC ADR	1,261,800	20,353
		2,394,336
Energy (11.0%)
Chevron Corp.	10,110,200	798,807
ExxonMobil Corp.	8,869,300	710,875
Total SA ADR	10,724,500	565,717
EnCana Corp. (New York Shares)	6,990,304	327,216
XTO Energy, Inc.	8,187,500	313,090
BP PLC ADR	5,502,400	267,912
Anadarko Petroleum Corp.	6,310,400	259,042
Schlumberger Ltd.	4,963,700	251,858
Marathon Oil Corp.	9,104,500	238,356
Eni SpA ADR	3,434,700	157,653
ConocoPhillips Co.	2,340,563	122,926
Petroleo Brasileiro SA ADR	4,006,800	83,902
		4,097,354
Financials (8.8%)
Ace Ltd.	6,994,100	365,442
Bank of America Corp.	20,376,449	331,117
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,193,772	298,118
State Street Corp.	6,801,527	286,412

	Wells Fargo & Co.	9,546,400	275,796
	JPMorgan Chase & Co.	8,700,976	275,473
	MetLife, Inc.	8,092,500	232,740
	Capital One Financial Corp.	5,865,700	201,839
	PNC Financial Services Group	3,532,300	186,399
*	UBS AG (New York Shares)	13,480,134	171,737
	The Goldman Sachs Group, Inc.	1,499,900	118,477
	The Travelers Cos., Inc.	2,661,300	116,166
	Morgan Stanley	7,034,400	103,757
	Marsh & McLennan Cos., Inc.	3,442,200	87,776
	U.S. Bancorp	3,230,200	87,151
	Citigroup, Inc.	6,264,800	51,935
	Prudential Financial, Inc.	1,890,715	41,029
	The Hartford Financial Services Group Inc.	4,520,300	38,197
			3,269,561
Health Care (8.4%)
	Eli Lilly & Co.	13,116,000	447,912
	Wyeth	9,107,200	327,950
	Medtronic, Inc.	10,630,500	324,443

	Schering-Plough Corp.	18,688,700	314,157
	Abbott Laboratories	5,801,000	303,914
	Bristol-Myers Squibb Co.	14,225,200	294,462
	AstraZeneca Group PLC ADR	6,032,900	227,621
	Teva Pharmaceutical Industries Ltd. Sponsored ADR	5,175,800	223,336
	Merck & Co., Inc.	8,138,200	217,453
	UnitedHealth Group Inc.	9,873,600	207,444
	Sanofi-Aventis ADR	4,233,103	117,088
	UCB SA	1,970,378	59,236
	Cardinal Health, Inc.	1,669,600	54,295
			3,119,311
	Industrials (7.6%)
	General Electric Co.	31,611,100	542,763
	Deere & Co.	8,394,400	292,209
	Lockheed Martin Corp.	3,442,700	265,467
	Waste Management, Inc.	8,435,300	246,311
	FedEx Corp.	3,474,000	245,438
	Siemens AG	3,499,000	209,249
	United Parcel Service, Inc.	3,610,200	207,947
	Canadian National Railway Co.	5,438,600	191,547
	Parker Hannifin Corp.	3,779,250	155,252
	Honeywell International Inc.	4,793,900	133,558
	Illinois Tool Works, Inc.	3,490,800	119,106
	PACCAR, Inc.	2,207,700	61,529
	Caterpillar, Inc.	1,257,000	51,524
	Mitsui & Co., Ltd.	5,444,000	48,379
	British Airways PLC	16,809,953	40,368
	ABB Ltd. ADR	1,941,500	25,104
			2,835,751
	Information Technology (6.5%)
	International Business Machines Corp.	7,012,100	572,187
	Accenture Ltd.	8,238,800	255,238
	Microsoft Corp.	12,302,600	248,759

Automatic Data Processing, Inc.	5,970,400	245,145
Intel Corp.	12,817,000	176,875
Hewlett-Packard Co.	4,728,800	166,832
Texas Instruments, Inc.	9,396,500	146,303
Applied Materials, Inc.	14,039,500	134,498
Corning, Inc.	13,798,300	124,323
Canon, Inc.	3,349,111	101,062
Keyence Corp.	551,600	91,678
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,158,653	86,934
Nokia Corp. ADR	3,913,700	55,457
		2,405,291
Materials (2.8%)
Syngenta AG ADR	5,669,400	204,212
International Paper Co.	11,726,900	146,000
E.I. du Pont de Nemours & Co.	5,769,900	144,594
BHP Billiton Ltd. ADR	3,232,500	129,365
Air Products & Chemicals, Inc.	2,691,300	128,536
Dow Chemical Co.	4,894,400	90,791
Companhia Vale do Rio Doce ADR	6,214,072	74,196
Newmont Mining Corp. (Holding Co.)	1,824,400	61,391
Rohm & Haas Co.	686,900	46,991
		1,026,076
Telecommunication Services (3.5%)
AT&T Inc.	36,145,085	1,032,304
Verizon Communications Inc.	8,469,600	276,532
		1,308,836
Utilities (3.6%)
Exelon Corp.	6,790,800	381,711
FPL Group, Inc.	6,124,800	298,645
Dominion Resources, Inc.	7,725,200	284,442

					Market
					Value
				Shares	($000)

	PG&E Corp.			6,026,400	229,244
	Veolia Environment ADR			3,194,100	80,300
	Progress Energy, Inc.			1,710,500	67,890
					1,342,232
Total Common Stocks (Cost $25,522,648)					23,130,964

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (1.2%)

U.S. Government Securities (0.4%)
	U.S. Treasury Note	2.375%	8/31/10	165,000	169,331

Conventional Mortgage-Backed Securities (0.8%)
[1,2]	Federal National Mortgage Assn.	5.500%	12/1/38	275,000	279,768
1	Government National Mortgage Assn.	7.000%	11/15/31–11/15/33	11,868	12,376

1	Government National Mortgage Assn.	8.000%	6/15/17	43	45
					292,189

Total U.S. Government and Agency Obligations (Cost $452,589)					461,520
Corporate Bonds (31.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
1	Adjustable Rate Mortgage Trust	5.672%	3/25/36	10,954	7,273
[1,3]	American Mortgage Trust	5.419%	4/15/37	50,075	37,067
1	AmeriCredit Automobile Receivables Trust	3.930%	10/6/11	7,696	7,095
1	AmeriCredit Automobile Receivables Trust	5.210%	10/6/11	11,807	11,424
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.674%	6/11/41	20,960	14,595
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.933%	2/13/42	19,160	13,681
1	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	24,700	17,214
1	Capital One Auto Finance Trust	5.450%	2/15/11	593	585
1	CarMax Auto Owner Trust	4.910%	1/18/11	20,561	20,153
1	Countrywide Home Loans	6.000%	5/25/37	18,711	13,888
1	DaimlerChrysler Auto Trust	4.980%	2/8/11	12,447	12,236
1	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	25,535	22,796
1	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	48,375	34,764
1	GSR Mortgage Loan Trust	5.777%	5/25/47	42,218	27,685
1	Household Automotive Trust	5.280%	9/17/11	33,627	33,066
1	JPMorgan Chase Commercial Mortgage Securities	4.899%	1/12/37	25,440	20,930
[1,3]	Marriott Vacation Club Owner Trust	5.362%	10/20/28	8,530	7,243
1	Morgan Stanley Mortgage Loan Trust	6.000%	8/25/37	16,207	11,828
1	Nomura Asset Securities Corp.	6.590%	3/15/30	438	438
1	Sequoia Mortgage Trust	5.814%	2/20/47	58,825	47,653
1	UPFC Auto Receivables Trust	5.490%	5/15/12	3,731	3,634
1	Wachovia Auto Owner Trust	4.930%	11/20/12	25,000	24,232
1	Wells Fargo Mortgage Backed Securities Trust	6.029%	9/25/36	31,351	20,346
1	World Omni Auto Receivables Trust	3.820%	11/14/11	4,714	4,630
					414,456
Finance (13.9%)
	Banking (6.0%)
3	ANZ National Bank International Ltd.	6.200%	7/19/13	38,890	36,963
	Bank of America Corp.	4.375%	12/1/10	10,000	9,896
	Bank of America Corp.	5.300%	3/15/17	68,000	62,252
	Bank of America Corp.	5.625%	3/8/35	96,180	68,119
	Bank of America Corp.	6.000%	10/15/36	30,000	27,963
1	Bank of America Corp.	8.000%	12/29/49	27,616	19,607
	Bank of New York Mellon	5.125%	11/1/11	44,000	43,882
	Bank of New York Mellon	4.950%	11/1/12	30,000	29,911
	Bank of New York Mellon	4.950%	3/15/15	58,655	54,101
	Bank One Corp.	7.875%	8/1/10	40,000	40,428
[1,3]	Barclays Bank PLC	5.926%	12/15/49	70,000	42,162
	BB&T Corp.	4.900%	6/30/17	8,045	6,806
	BB&T Corp.	5.250%	11/1/19	8,000	6,716
[1,3]	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	46,850
	Citigroup, Inc.	4.625%	8/3/10	19,400	18,647
	Citigroup, Inc.	5.300%	10/17/12	50,000	45,445
	Citigroup, Inc.	5.850%	8/2/16	30,000	24,914
	Citigroup, Inc.	6.125%	11/21/17	64,960	58,921
	Citigroup, Inc.	6.625%	6/15/32	45,000	37,491
	Citigroup, Inc.	6.125%	8/25/36	30,000	23,059

	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	15,000	14,823
	Credit Suisse New York	5.000%	5/15/13	87,750	81,502
	Deutsche Bank AG London	5.375%	10/12/12	41,245	40,890
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	51,942
	Fifth Third Bancorp.	4.200%	2/23/10	60,000	55,500
	Golden West Financial Corp.	4.750%	10/1/12	10,000	8,402
3	HBOS Treasury Services PLC	6.000%	11/1/33	80,500	49,922
	HSBC Bank USA	4.625%	4/1/14	19,710	17,695
	HSBC Holdings PLC	6.500%	5/2/36	25,000	20,292
	Huntington National Bank	4.900%	1/15/14	16,375	11,955
	Huntington National Bank	5.500%	2/15/16	16,000	11,840
	JPMorgan Chase & Co.	6.750%	2/1/11	25,115	25,366
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	45,484
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	35,912
	JPMorgan Chase & Co.	6.000%	1/15/18	42,000	40,845
1	JPMorgan Chase & Co.	7.900%	12/29/49	47,521	37,304
	Mellon Bank NA	4.750%	12/15/14	4,750	4,471
	Mellon Funding Corp.	5.000%	12/1/14	30,000	26,403
3	Mizuho Finance (Cayman)	5.790%	4/15/14	50,000	43,565
	National City Bank	4.150%	8/1/09	8,630	8,350
	National City Bank	7.250%	7/15/10	25,000	23,080
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	18,600
	National City Corp.	6.875%	5/15/19	13,950	10,708
	Northern Trust Co.	5.300%	8/29/11	36,320	36,654
	Northern Trust Co.	5.200%	11/9/12	34,940	34,959
	Northern Trust Co.	4.600%	2/1/13	5,925	5,808
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	14,805	15,215
	Paribas NY	6.950%	7/22/13	40,000	42,235
	PNC Bank NA	4.875%	9/21/17	50,000	42,713
1	PNC Funding Corp.	8.250%	5/31/49	44,000	39,600
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	40,360
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	7,884
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	16,127
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	7,047
	State Street Corp.	5.375%	4/30/17	76,315	69,379
	SunTrust Banks, Inc.	4.250%	10/15/09	9,680	9,670
	UBS AG	5.875%	7/15/16	60,000	52,201
	UFJ Finance Aruba AEC	6.750%	7/15/13	50,000	49,559
	US Bank NA	6.375%	8/1/11	17,940	18,486
	US Bank NA	6.300%	2/4/14	30,000	30,126
	Wachovia Bank NA	6.600%	1/15/38	60,000	52,115
	Wachovia Corp.	4.375%	6/1/10	19,400	18,934
3	WEA Finance LLC	7.125%	4/15/18	34,000	24,969
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,329
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,000
	Wells Fargo & Co.	5.250%	10/23/12	50,000	49,851
	Wells Fargo & Co.	4.950%	10/16/13	15,000	14,469
	Wells Fargo & Co.	5.125%	9/15/16	25,000	23,065
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,117
1	Wells Fargo Capital XIII	7.700%	12/29/49	50,000	41,375
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,273
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,400
	World Savings Bank, FSB	4.125%	12/15/09	33,045	31,723
	Brokerage (1.9%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22,605	19,270
	Dean Witter, Discover & Co.	6.750%	10/15/13	25,775	20,625

	Dean Witter, Discover & Co.	7.070%	2/10/14	17,500	14,091
	Goldman Sachs Group, Inc.	5.000%	1/15/11	30,000	28,789
	Goldman Sachs Group, Inc.	5.300%	2/14/12	75,000	68,346
	Goldman Sachs Group, Inc.	5.350%	1/15/16	70,000	56,000
	Goldman Sachs Group, Inc.	5.625%	1/15/17	40,000	29,266
	Goldman Sachs Group, Inc.	5.950%	1/18/18	44,000	35,663
	Goldman Sachs Group, Inc.	6.450%	5/1/36	50,000	32,024
	Goldman Sachs Group, Inc.	6.750%	10/1/37	43,995	28,519
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	30,000	28,557
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	70,000	61,084
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	23,000	21,311
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	40,000	37,814
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	25,000	19,011
	Morgan Stanley Dean Witter	4.000%	1/15/10	10,000	9,500
	Morgan Stanley Dean Witter	6.600%	4/1/12	20,000	18,450
	Morgan Stanley Dean Witter	4.750%	4/1/14	70,000	48,815
	Morgan Stanley Dean Witter	6.000%	4/28/15	44,000	36,711
	Morgan Stanley Dean Witter	5.450%	1/9/17	70,000	54,752
	Morgan Stanley Dean Witter	6.250%	8/9/26	20,000	15,869

	Finance Companies (2.1%)
	American Express Bank, FSB	5.550%	10/17/12	50,000	44,481
	American Express Centurion Bank	4.375%	7/30/09	10,000	9,755
	American Express Co.	4.750%	6/17/09	20,000	19,858
	American Express Credit Corp.	5.875%	5/2/13	44,000	39,544
3	American Express Travel	5.250%	11/21/11	35,000	31,661
	Capital One Bank	6.500%	6/13/13	20,705	17,817
	Capital One Capital IV	6.745%	2/17/37	33,000	16,500
	Capital One Financial Corp.	5.700%	9/15/11	31,150	27,020
	CIT Group, Inc.	4.125%	11/3/09	25,000	20,719
	CIT Group, Inc.	7.625%	11/30/12	27,660	19,362
	Countrywide Home Loan	5.625%	7/15/09	20,000	19,575
	General Electric Capital Corp.	6.125%	2/22/11	19,400	19,566
	General Electric Capital Corp.	5.875%	2/15/12	30,000	29,614
	General Electric Capital Corp.	8.125%	5/15/12	30,000	31,831
	General Electric Capital Corp.	6.000%	6/15/12	15,000	14,937
	General Electric Capital Corp.	5.250%	10/19/12	60,000	58,391
	General Electric Capital Corp.	5.450%	1/15/13	40,000	39,086
	General Electric Capital Corp.	5.400%	2/15/17	20,000	18,199
	General Electric Capital Corp.	6.750%	3/15/32	30,000	27,196
	General Electric Capital Corp.	6.150%	8/7/37	37,800	31,848
	HSBC Finance Corp.	5.700%	6/1/11	19,230	18,192
	HSBC Finance Corp.	6.375%	10/15/11	75,000	71,039
	HSBC Finance Corp.	5.500%	1/19/16	25,000	22,210
	International Lease Finance Corp.	5.400%	2/15/12	50,000	35,375
	International Lease Finance Corp.	5.300%	5/1/12	50,000	34,375
	NYSE Euronext	4.800%	6/28/13	52,025	46,943
[1,3]	US Trade Funding Corp.	4.260%	11/15/14	15,768	17,077

	Insurance (3.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	16,491
	ACE INA Holdings, Inc.	5.800%	3/15/18	40,360	32,447
	Aetna, Inc.	6.500%	9/15/18	11,460	10,199
3	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	46,950
	Allstate Corp.	7.200%	12/1/09	40,000	40,098
	Allstate Corp.	5.000%	8/15/14	10,000	8,729
1	Allstate Corp.	6.125%	5/15/37	30,000	18,080
1	Allstate Corp.	6.500%	5/15/57	20,000	11,368
	American International Group, Inc.	4.700%	10/1/10	34,400	28,380
	American International Group, Inc.	6.250%	3/15/37	24,040	6,311
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	49,871
	Chubb Corp.	6.000%	5/11/37	50,000	39,573

	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	16,302
3	Farmers Exchange Capital	7.050%	7/15/28	25,000	17,509
	General Reinsurance Corp.	9.000%	9/12/09	32,000	33,276
	Genworth Financial, Inc.	5.125%	3/15/11	47,825	28,619
	Genworth Financial, Inc.	5.750%	5/15/13	25,000	14,196
1	Genworth Financial, Inc.	6.150%	11/15/66	50,000	5,000
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	35,000	32,505
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	9,000	6,663
	Hartford Financial Services Group, Inc.	4.750%	3/1/14	15,000	10,598
	Hartford Financial Services Group, Inc.	6.000%	1/15/19	44,000	27,181
	Hartford Life, Inc.	5.200%	2/15/11	24,185	20,818
	ING USA Global	4.500%	10/1/10	25,000	25,438
3	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	35,703
	John Hancock Financial Services	5.625%	12/1/08	16,080	16,081
3	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	25,311
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	25,000	24,360
3	MassMutual Global Funding II	3.500%	3/15/10	50,000	48,367
	Mercury General Corp.	7.250%	8/15/11	20,000	21,052
3	MetLife Global Funding I	4.500%	5/5/10	20,000	19,320
3	MetLife Global Funding I	5.125%	11/9/11	30,000	28,619
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	48,509
3	New York Life Global Funding	3.875%	1/15/09	4,285	4,289
3	New York Life Global Funding	5.250%	10/16/12	30,120	29,772
3	New York Life Insurance	5.875%	5/15/33	55,395	43,619
3	Pacific Life Global Funding	3.750%	1/15/09	38,415	38,475
	Principal Life Income Funding	5.125%	3/1/11	42,935	41,170
	Protective Life Secured Trust	4.850%	8/16/10	15,205	14,704
	Prudential Financial, Inc.	5.800%	6/15/12	25,080	22,483
	Prudential Financial, Inc.	5.150%	1/15/13	29,115	25,726
	Prudential Financial, Inc.	4.750%	4/1/14	28,700	23,462
	Prudential Financial, Inc.	5.100%	9/20/14	10,000	8,052
3	TIAA Global Markets	5.125%	10/10/12	46,100	44,906
	Torchmark Corp.	7.875%	5/15/23	45,000	35,198
	Travelers Cos. Inc.	5.800%	5/15/18	38,500	34,845
	UnitedHealth Group, Inc.	4.125%	8/15/09	23,950	23,411
	UnitedHealth Group, Inc.	4.750%	2/10/14	10,000	8,558
	UnitedHealth Group, Inc.	6.000%	11/15/17	36,000	30,263
	XL Capital Ltd.	6.500%	1/15/12	50,000	30,645

	Real Estate Investment Trusts (0.5%)
	ERP Operating LP	5.375%	8/1/16	9,675	6,283
	Kimco Realty Corp.	5.783%	3/15/16	4,750	3,001
	ProLogis	5.625%	11/15/16	35,600	14,069
	Realty Income Corp.	6.750%	8/15/19	36,095	25,422
	Simon Property Group Inc.	5.100%	6/15/15	50,000	31,106
	Simon Property Group Inc.	6.100%	5/1/16	49,050	30,856
	Simon Property Group Inc.	5.875%	3/1/17	20,000	11,849
	Simon Property Group Inc.	6.125%	5/30/18	25,000	15,728
3	Westfield Group	5.700%	10/1/16	60,000	41,611
					5,148,692
Industrial (12.8%)
	Basic Industry (0.7%)
	Alcan, Inc.	4.500%	5/15/13	20,000	16,833
	Alcan, Inc.	7.250%	3/15/31	21,273	16,881
	Alcoa, Inc.	5.720%	2/23/19	37,403	26,046
	Alcoa, Inc.	5.870%	2/23/22	12,597	8,363
	BHP Billiton Finance Ltd.	7.250%	3/1/16	15,000	14,229
	BHP Finance USA Ltd.	4.800%	4/15/13	15,000	13,705
	Dow Chemical Co.	6.125%	2/1/11	19,000	18,977
	Dow Chemical Co.	6.000%	10/1/12	50,000	48,529
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	24,930	24,911
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	17,560	17,352
	PPG Industries, Inc.	6.875%	2/15/12	9,355	9,461

	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	52,000	36,735
1	Rohm & Haas Co.	9.800%	4/15/20	8,625	9,870
	Weyerhaeuser Co.	7.375%	3/15/32	25,000	16,936

	Capital Goods (1.6%)
	Boeing Capital Corp.	6.500%	2/15/12	36,000	36,687
	Boeing Co.	8.625%	11/15/31	9,460	10,855
	Caterpillar Financial Services Corp.	5.050%	12/1/10	25,000	24,730
	Caterpillar, Inc.	7.300%	5/1/31	10,000	10,064
	Deere & Co.	7.125%	3/3/31	25,000	24,011
	General Dynamics Corp.	4.250%	5/15/13	40,000	39,388
	General Electric Co.	5.250%	12/6/17	41,685	38,395
	Honeywell International, Inc.	7.500%	3/1/10	41,000	42,711
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	50,000	47,630
	John Deere Capital Corp.	5.350%	1/17/12	40,000	38,581
	John Deere Capital Corp.	5.100%	1/15/13	40,000	38,937
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	30,000	32,191
3	Siemens Financieringsmat	5.750%	10/17/16	89,650	85,542
	United Technologies Corp.	4.375%	5/1/10	27,575	27,371
	United Technologies Corp.	4.875%	5/1/15	9,675	9,445
	United Technologies Corp.	7.500%	9/15/29	19,230	20,891
	United Technologies Corp.	6.050%	6/1/36	20,325	18,936
	United Technologies Corp.	6.125%	7/15/38	45,000	41,999

	Communication (2.1%)
	AT&T Inc.	5.100%	9/15/14	40,160	36,517
	AT&T Inc.	5.600%	5/15/18	44,000	38,379
	AT&T Inc.	6.450%	6/15/34	73,115	60,575
	AT&T Inc.	6.800%	5/15/36	11,305	9,489
	AT&T Inc.	6.500%	9/1/37	19,675	16,013
	BellSouth Corp.	4.200%	9/15/09	9,000	8,953
	BellSouth Corp.	6.000%	10/15/11	25,000	24,590
	BellSouth Corp.	5.200%	9/15/14	20,000	18,000
	BellSouth Corp.	6.550%	6/15/34	32,225	26,162
	BellSouth Corp.	6.000%	11/15/34	11,995	8,981
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	18,958
	CBS Corp.	7.700%	7/30/10	40,000	36,871
	Chesapeake & Potomac Telephone Co.	7.150%	5/1/23	10,000	8,351
	Comcast Corp.	5.700%	5/15/18	48,500	40,442
	Deutsche Telekom International Finance	8.500%	6/15/10	50,000	50,429
	France Telecom	7.750%	3/1/11	50,000	51,505
	New York Times Co.	4.500%	3/15/10	9,450	7,390
	Telefonica Europe BV	7.750%	9/15/10	50,000	50,048
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	29,548
	Verizon Communications Corp.	4.350%	2/15/13	15,530	14,035
	Verizon Communications Corp.	5.500%	4/1/17	50,000	43,879
	Verizon Communications Corp.	6.900%	4/15/38	9,710	8,092
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	9,890
	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	8,920
	Verizon Global Funding Corp.	7.750%	12/1/30	56,410	50,485
	Verizon Global Funding Corp.	5.850%	9/15/35	59,525	44,740
	Vodafone AirTouch PLC	7.750%	2/15/10	10,000	10,023
	Vodafone Group PLC	5.000%	12/16/13	10,000	8,950
	Vodafone Group PLC	5.375%	1/30/15	40,000	34,964

	Consumer Cyclical (2.2%)
3	American Honda Finance	4.625%	4/2/13	50,000	46,714
	CVS Caremark Corp.	4.000%	9/15/09	30,000	29,662
	CVS Caremark Corp.	4.875%	9/15/14	35,000	30,948
	CVS Caremark Corp.	5.750%	6/1/17	16,285	13,907
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	55,145	44,116
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	49,855	37,391
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	33,000	24,411
	Federated Retail Holding	5.900%	12/1/16	16,842	9,166
3	Harley-Davidson Inc.	3.625%	12/15/08	50,000	49,980

	Home Depot Inc.	3.750%	9/15/09	32,125	31,215
	Home Depot Inc.	4.625%	8/15/10	12,000	11,379
	Johnson Controls, Inc.	7.125%	7/15/17	36,300	29,605
	Kohl’s Corp.	6.000%	1/15/33	32,000	19,460
	Lowe’s Cos., Inc.	8.250%	6/1/10	12,870	13,248
	Lowe’s Cos., Inc.	6.875%	2/15/28	5,790	4,862
	Lowe’s Cos., Inc.	6.500%	3/15/29	39,900	31,944
	Lowe’s Cos., Inc.	5.500%	10/15/35	20,000	13,326
	Lowe’s Cos., Inc.	6.650%	9/15/37	25,905	20,796
	Target Corp.	5.875%	3/1/12	40,000	39,869
	Target Corp.	5.125%	1/15/13	24,025	23,027
	Target Corp.	5.875%	7/15/16	20,000	17,643
	The Walt Disney Co.	6.375%	3/1/12	20,000	20,701
	The Walt Disney Co.	4.700%	12/1/12	33,500	33,231
	The Walt Disney Co.	5.625%	9/15/16	30,000	28,736
	Time Warner, Inc.	5.500%	11/15/11	21,460	19,128
	Time Warner, Inc.	7.570%	2/1/24	20,000	16,940
	Time Warner, Inc.	6.950%	1/15/28	20,000	16,697
	Toyota Motor Credit Corp.	4.250%	3/15/10	20,000	20,352
	Wal-Mart Stores, Inc.	4.125%	2/15/11	40,000	40,855
	Wal-Mart Stores, Inc.	5.250%	9/1/35	18,000	15,080
	Western Union Co.	5.930%	10/1/16	60,000	51,592

	Consumer Noncyclical (3.9%)
	Abbott Laboratories	5.600%	5/15/11	15,000	15,578
	Abbott Laboratories	4.350%	3/15/14	30,500	29,427
	Anheuser-Busch Cos., Inc.	5.000%	3/1/19	15,000	11,921
	Anheuser-Busch Cos., Inc.	6.500%	1/1/28	19,550	15,745
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	20,000	16,394
	Archer-Daniels-Midland Co.	7.000%	2/1/31	20,130	19,381
	AstraZeneca PLC	6.450%	9/15/37	48,385	45,433
	Baxter International, Inc.	5.900%	9/1/16	12,498	12,561
3	Cargill Inc.	5.200%	1/22/13	36,000	32,642
3	Cargill Inc.	4.375%	6/1/13	20,400	17,735
3	Cargill Inc.	6.000%	11/27/17	25,000	21,243
3	Cargill Inc.	6.875%	5/1/28	19,355	14,556
3	Cargill Inc.	6.125%	4/19/34	28,980	20,511
	Clorox Co.	4.200%	1/15/10	55,770	54,974
	Coca-Cola Co.	5.350%	11/15/17	85,000	86,101
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	41,752
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	9,591
	Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	40,539
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	15,910
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	15,848
	ConAgra Foods, Inc.	6.750%	9/15/11	5,982	5,924
	ConAgra Foods, Inc.	5.819%	6/15/17	9,503	8,283
	Diageo Capital PLC	5.200%	1/30/13	50,590	49,127
	Eli Lilly & Co.	6.000%	3/15/12	45,000	47,906
	Fortune Brands Inc.	4.875%	12/1/13	20,000	16,822
	General Mills, Inc.	5.200%	3/17/15	42,000	37,871
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	34,567
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	34,138
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	37,336
	Hershey Foods Corp.	4.850%	8/15/15	9,620	9,058
	Johnson & Johnson	5.150%	7/15/18	14,800	15,232
	Kimberly-Clark Corp.	4.875%	8/15/15	30,000	28,448
	Kraft Foods, Inc.	6.250%	6/1/12	34,170	34,453
	Medtronic Inc.	4.375%	9/15/10	19,235	18,941
	Medtronic Inc.	4.750%	9/15/15	20,000	18,499
	Merck & Co.	5.125%	11/15/11	69,000	70,629
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	9,848
	Pepsico, Inc.	5.150%	5/15/12	50,000	52,025
	Pepsico, Inc.	4.650%	2/15/13	19,065	19,293
1	Procter & Gamble Co. ESOP	9.360%	1/1/21	55,779	64,723
3	SABMiller PLC	6.500%	7/1/16	50,000	44,488

	Schering-Plough Corp.	5.550%	12/1/13	39,000	38,361
	Schering-Plough Corp.	6.550%	9/15/37	10,000	8,840
	Sysco Corp.	5.375%	9/21/35	25,000	18,621
3	Tesco PLC	5.500%	11/15/17	50,000	43,706
	Unilever Capital Corp.	7.125%	11/1/10	77,000	80,142
	Unilever Capital Corp.	5.900%	11/15/32	27,000	24,171
	Wyeth	6.950%	3/15/11	30,000	30,909
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	29,220

	Energy (0.5%)
	Apache Finance Canada Corp.	7.750%	12/15/29	19,910	20,071
	Conoco Funding Co.	6.350%	10/15/11	30,000	30,678
	ConocoPhillips	9.375%	2/15/11	20,000	21,939
	ConocoPhillips	5.200%	5/15/18	80,000	73,978
	Suncor Energy, Inc.	7.150%	2/1/32	20,279	16,415
	Suncor Energy, Inc.	5.950%	12/1/34	20,700	14,181

	Other Industrial (0.2%)
	Dover Corp.	6.500%	2/15/11	26,518	26,888
	Snap-On Inc.	6.250%	8/15/11	34,990	37,220

	Technology (0.9%)
	Cisco Systems Inc.	5.250%	2/22/11	65,000	65,972
	Hewlett-Packard Co.	5.250%	3/1/12	75,000	75,362
	Hewlett-Packard Co.	5.500%	3/1/18	29,135	27,098
	IBM International Group Capital	5.050%	10/22/12	50,000	50,026
	International Business Machines Corp.	8.375%	11/1/19	25,000	28,167
	International Business Machines Corp.	5.875%	11/29/32	25,000	21,776
	Intuit Inc.	5.400%	3/15/12	19,610	17,698
	Oracle Corp.	4.950%	4/15/13	25,020	24,402
	Pitney Bowes Credit Corp.	8.550%	9/15/09	39,890	40,826

	Transportation (0.7%)
1	Continental Airlines, Inc.	5.983%	4/19/22	31,465	21,711
3	ERAC USA Finance Co.	5.800%	10/15/12	12,835	10,519
3	ERAC USA Finance Co.	5.600%	5/1/15	6,960	5,043
3	ERAC USA Finance Co.	5.900%	11/15/15	19,500	14,105
3	ERAC USA Finance Co.	7.000%	10/15/37	26,175	15,011
1	Federal Express Corp.	6.720%	1/15/22	36,275	33,809
1	Southwest Airlines Co.	7.540%	6/29/15	30,772	31,521
	Southwest Airlines Co.	5.750%	12/15/16	46,500	36,592
1	Southwest Airlines Co.	6.150%	8/1/22	23,337	18,483
	United Parcel Service of America	4.500%	1/15/13	71,475	72,724
					4,769,990
Utilities (3.4%)
	Electric (2.9%)
	Alabama Power Co.	4.850%	12/15/12	42,330	41,370
	Alabama Power Co.	5.550%	2/1/17	17,650	16,492
	Alabama Power Co.	5.700%	2/15/33	15,000	12,525
	Carolina Power & Light Co.	6.300%	4/1/38	14,705	14,059
	Central Illinois Public Service	6.125%	12/15/28	54,000	40,339
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	21,237
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	12,754
	Consolidated Edison Co. of New York	5.500%	9/15/16	20,930	19,724
	Consolidated Edison Co. of New York	5.300%	12/1/16	25,505	23,663
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	8,530
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	17,069
3	EDP Finance BV	5.375%	11/2/12	40,745	37,873
3	Enel Finance International	6.800%	9/15/37	38,515	28,637
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	45,895
	Florida Power & Light Co.	5.550%	11/1/17	9,835	9,631
	Florida Power & Light Co.	5.650%	2/1/35	50,000	46,206
	Florida Power & Light Co.	4.950%	6/1/35	10,000	8,337

	Florida Power & Light Co.	5.650%	2/1/37	5,000	4,736
	Florida Power & Light Co.	5.950%	2/1/38	39,215	38,459
	Florida Power Corp.	6.350%	9/15/37	8,000	7,751
	Florida Power Corp.	6.400%	6/15/38	27,055	26,557
	Georgia Power Co.	5.400%	6/1/18	38,660	36,015
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	19,504
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	50,357
	Northern States Power Co.	6.250%	6/1/36	50,000	47,542
	PacifiCorp	5.900%	8/15/34	12,500	11,016
	PacifiCorp	6.250%	10/15/37	36,635	35,717
	PECO Energy Co.	5.350%	3/1/18	20,545	18,495
	Potomac Electric Power	6.500%	11/15/37	25,000	22,084
	PPL Energy Supply LLC	6.200%	5/15/16	30,000	23,118
	Public Service Electric & Gas	5.300%	5/1/18	25,100	23,334
	Public Service Electric & Gas	5.800%	5/1/37	50,000	42,685
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	7,758
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	30,038
	Southern California Edison Co.	6.000%	1/15/34	7,695	7,229
	Southern California Edison Co.	5.550%	1/15/37	50,475	45,260
	Southern California Edison Co.	5.950%	2/1/38	50,000	47,408
	Southern Co.	5.300%	1/15/12	13,300	13,193
	Southwestern Electric Power	5.550%	1/15/17	30,000	25,748
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	21,493
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	14,462
	Wisconsin Power & Light Co.	7.625%	3/1/10	20,000	20,374
	Wisconsin Public Service	6.080%	12/1/28	45,000	41,068

	Natural Gas (0.4%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	22,517
	British Transco Finance	6.625%	6/1/18	50,000	45,637
3	Duke Energy Field Services	6.450%	11/3/36	30,325	20,796
	KeySpan Corp.	4.650%	4/1/13	9,000	8,548
	National Grid PLC	6.300%	8/1/16	30,000	25,652
	San Diego Gas & Electric	6.000%	6/1/26	3,600	3,346
	Wisconsin Gas Co.	6.600%	9/15/13	13,100	13,847

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	34,058
					1,260,143
Total Corporate Bonds (Cost $13,278,716)					11,593,281
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
3	Corporacion Nacional del Cobre	6.150%	10/24/36	25,000	19,750
3	Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,946
	Inter-American Development Bank	4.375%	9/20/12	40,000	41,982
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	43,197
	Japan Finance Corp.	4.625%	4/21/15	50,000	53,040
	Kreditanstalt fur Wiederaufbau	7.000%	3/1/13	10,000	11,633
	Oesterreichische Kontrollbank	4.250%	10/6/10	25,000	26,192
	Oesterreichische Kontrollbank	4.500%	3/9/15	50,000	52,785
	Province of British Columbia	4.300%	5/30/13	40,000	41,600
	Province of Manitoba	4.450%	4/12/10	57,000	58,487
	Province of Ontario	4.500%	2/3/15	35,000	36,137
	Province of Quebec	4.875%	5/5/14	25,000	26,201
	Province of Quebec	5.125%	11/14/16	50,000	52,745
	Quebec Hydro Electric	6.300%	5/11/11	40,000	43,048
	Republic of Italy	4.500%	1/21/15	50,000	50,250
	Republic of South Africa	6.500%	6/2/14	21,900	18,615
	State of Israel (U.S. Government Guaranteed)	5.500%	11/9/16	30,000	30,926
3	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	47,180	38,430

Total Sovereign Bonds (Cost $646,842)					655,964

Taxable Municipal Bonds (1.2%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	14,069
	Connecticut GO	5.850%	3/15/32	42,320	39,219
	Illinois (Taxable Pension) GO	5.100%	6/1/33	90,510	76,801
4	Kansas Dev. Finance Auth. Rev.
	(Public Employee Retirement System)	5.501%	5/1/34	50,000	44,328
5	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	7,980
[3,5]	Ohana Military Communities LLC	5.558%	10/1/36	9,600	6,967
[3,5]	Ohana Military Communities LLC	5.780%	10/1/36	16,360	12,196
	Oregon School Board Assn.	5.528%	6/30/28	50,000	45,258
	Oregon State GO	5.902%	8/1/38	19,510	18,723
3	Pacific Beacon LLC Naval Base	5.379%	7/15/26	9,000	7,184
	President and Fellows of Harvard College	6.300%	10/1/37	50,675	52,572
4	Southern California Public Power Auth.	6.930%	5/15/17	30,000	33,070
	Stanford Univ. California Rev.	6.875%	2/1/24	34,745	37,796
	Stanford Univ. California Rev.	7.650%	6/15/26	29,000	34,706
Total Taxable Municipal Bonds (Cost $457,078)					430,869

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (2.6%)
Money Market Fund (0.0%)
[6,7]	Vanguard Market Liquidity Fund	2.116%		15,406,200	15,406

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Repurchase Agreements (2.6%)
	BNP Paribas Securities Corp.
	(Dated 11/28/08, Repurchase Value $235,205,000,
	collateralized by Federal Home Loan Mortgage Corp.
	6.000%, 8/1/38, Federal National Mortgage Assn.
	5.500%, 3/1/37–5/1/38)	0.280%	12/1/08	235,200	235,200
	Banc of America Securities, LLC
	(Dated 11/28/08, Repurchase Value $721,316,000,
	collateralized by Government National Mortgage Assn.
	5.500%, 10/15/38)	0.270%	12/1/08	721,300	721,300
					956,500
Total Temporary Cash Investments (Cost $971,906)					971,906
Total Investments (100.2%) (Cost $41,329,779)					37,244,504
Other Assets and Liabilities—Net (–0.2%)[7]					(63,045)
Net Assets (100%)					37,181,459

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $13,814,000.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities was $1,477,858,000, representing 4.0% of net assets.

4	Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).
5	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Includes $15,406,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

© 2009 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2008: $33,000

Fiscal Year Ended November 30, 2007: $24,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2008: $3,055,590

Fiscal Year Ended November 30, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2008: $626,240

Fiscal Year Ended November 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2008: $0

Fiscal Year Ended November 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.